UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 31, 2017

PROCESSA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-184948	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7380 Coca Cola Drive, Suite 106,

Hanover, Maryland 21076

(Address of Principal Executive Offices)

(443) 776-3133

(Registrant’s Telephone Number, Including Area Code)

___________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01

Changes in Registrant’s Certifying Accountant

On October 31, 2017, (the “Dismissal Date”) the Board of Directors of Processa Pharmaceuticals, Inc., formerly known as Heatwurx, Inc., (the “Company”), dismissed Pritchett, Siler & Hardy, P.C. (“Pritchett”) as its independent registered public accounting firm. The report of Pritchett on the Company’s consolidated financial statements for the year ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, other than to indicate that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the year ended December 31, 2016 and through the Dismissal Date, there have been no disagreements with Pritchett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Pritchett would have caused them to make reference thereto in their report on the financial statements. During the year ended December 31, 2016 and through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The Company provided a copy of the foregoing disclosures to Pritchett prior to the date of the filing of this Current Report on Form 8-K and requested that Pritchett furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

On October 31, 2017 (the “Engagement Date”), the Company engaged BD & Co. (“BD”), as its new independent registered public accounting firm. The engagement of BD was approved by the Company’s Board of Directors on October 31, 2017. During the years ended December 31, 2016 and 2017 and through the Engagement Date, we did not consult with BD regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by BD, in either case where written or oral advice provided by BD would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Pritchett, Siler & Hardy, P.C. dated November 1, 2017 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heatwurx, Inc.

Date: November 1, 2017	By /s/ David Young
David Young Chief Executive Officer

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